FOUR CORNERS PROPERTY TRUST NYSE: FCPT SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | Q4 2019 www.fcpt.com 1 | FCPT | Q4 2019

CAUTIONARY NOTE REGARDING FORWARD- LOOKING STATEMENTS This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; announced transactions; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. 2 | FCPT | Q4 2019

TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Maturity Schedule 10 Debt Covenants 11 Real Estate Portfolio Summary Property Locations by Brand 12 Brand Diversification 13 Geographic Diversification 14 Lease Maturity Schedule 15 Exhibits Glossary and Non-GAAP Definitions 16 Reconciliation of Net Income to Adjusted EBITDAre 17 3 | FCPT | Q4 2019

CONSOLIDATING BALANCE SHEET



Olive Garden
chili's
KFC

($000s, except shares and per share data) Unaudited	As of 12/31/2019 Real Estate Operations	Restaurant Operations	Elimination	Consolidated FCPT	As of 12/31/2018 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 687,514	$ 3,061	$ -	$ 690,575	$ 569,057
Buildings, equipment and improvements	1,265,341	11,818	-	1,277,159	1,236,224
Total real estate investments	1,952,855	14,879	-	1,967,734	1,805,281
Less: accumulated depreciation	(630,250)	(5,380)	-	(635,630)	(614,584)
Real estate investments, net	1,322,605	9,499	-	1,332,104	1,190,697
Intangible real estate assets, net	57,917	-	-	57,917	18,998
Total real estate investments and intangible real estate assets, net	1,380,522	9,499	-	1,390,021	1,209,695
Cash and cash equivalents	4,032	1,051	-	5,083	92,041
Straight-line rent adjustment	39,350	-	-	39,350	30,141
Other assets	5,648	4,517	-	10,165	5,239
Derivative assets	1,451	-	-	1,451	5,982
Investment in subsidiary	10,028	-	(10,028)	-	-
Intercompany receivable	297	-	(297)	-	-
Total Assets	$ 1,441,328	$ 15,067	$ (10,325)	$ 1,446,070	$ 1,343,098
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 395,012	$ -	$ -	$ 395,012	$ 393,279
Revolving facility ($250,000 capacity)	52,000	-	-	52,000	-
Unsecured notes ($225,000, net of deferred financing costs)	222,928	-	-	222,928	222,613
Rent received in advance	10,463	-	-	10,463	1,609
Derivative liabilities	5,005	-	-	5,005	-
Dividends payable	21,325	-	-	21,325	19,580
Other liabilities	6,826	5,770	-	12,596	7,053
Intercompany payable	-	297	(297)	-	-
Total liabilities	$ 713,559	$ 6,067	$ (297)	$ 719,329	$ 644,134
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	7	-	-	7	7
Additional paid-in capital	686,181	10,028	(10,028)	686,181	639,116
Accumulated other comprehensive (loss) income	(3,539)	-	-	(3,539)	5,956
Noncontrolling interest	5,691	-	-	5,691	7,867
Retained earnings	39,429	(1,028)	-	38,401	46,018
Total equity	$ 727,769	$ 9,000	$ (10,028)	$ 726,741	$ 698,964
Total Liabilities and Equity	$ 1,441,328	$ 15,067	$ (10,325)	$ 1,446,070	$ 1,343,098

4 | FCPT | Q4 2019

FCPT

CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Three Months Ended December 31, Year Ended December 31, Unaudited 2019 2018 2019 2018 Revenues: Rental revenue $ 35,850 $ 33,156 $ 139,682 $ 123,665 Restaurant revenue 5,031 4,879 20,551 19,970 Total revenues 40,881 38,035 160,233 143,635 Operating expenses: General and administrative 3,168 3,447 13,934 13,206 Depreciation and amortization 6,780 7,571 26,312 23,884 Property expenses 508 143 1,579 433 Restaurant expenses 4,890 4,645 19,632 19,014 Total operating expenses 15,346 15,806 61,457 56,537 Interest expense (6,547) (5,293) (26,516) (19,959) Other income 72 77 944 781 Realized gain on sale, net - 4,392 - 15,271 Income tax expense (67) (74) (265) (262) Net income 18,993 21,331 72,939 82,929 Net income attributable to noncontrolling interest (79) (129) (323) (531) Net Income Attributable to Common Shareholders $ 18,914 $ 21,202 $ 72,616 $ 82,398 Basic net income per share $ 0.27 $ 0.31 $ 1.06 $ 1.29 Diluted net income per share $ 0.27 $ 0.31 $ 1.06 $ 1.28 Regular dividends declared per share $ 0.3050 $ 0.2875 $ 1.1675 $ 1.1125 Weighted-average shares outstanding: Basic 68,907,749 67,712,311 68,430,841 64,041,255 Diluted 69,117,820 68,113,011 68,632,010 64,388,929 5 | FCPT | Q4 2019

FFO & AFFO RECONCILIATION ($000s, except shares and per share data) Three Months Ended December 31, Year Ended December 31, Unaudited 2019 2018 2019 2018 Net income $ 18,993 $ 21,331 $ 72,939 $ 82,929 Depreciation and amortization 6,677 6,022 26,158 22,287 Realized gain on sales of real estate - (4,392) - (15,271) Provision for impairment - 1,530 - 1,530 Realized gain on exchange of real estate (1) - - - (228) FFO (as defined by NAREIT) $ 25,670 $ 24,491 $ 99,097 $ 91,247 Straight-line rent (2,199) (2,431) (9,207) (9,288) Stock-based compensation 810 930 3,602 3,967 Non-cash amortization of deferred financing costs 512 466 2,050 1,834 Other non-cash interest income 1 2 (4) 29 Non-real estate investment depreciation 103 19 154 67 Amortization of above and below market leases, net 109 18 158 64 Adjusted Funds From Operations (AFFO) $ 25,006 $ 23,495 $ 95,850 $ 87,920 Fully diluted shares outstanding(2) 69,407,212 68,522,331 68,937,263 64,798,250 FFO per diluted share $ 0.37 $ 0.36 $ 1.44 $ 1.41 AFFO per diluted share $ 0.36 $ 0.34 $ 1.39 $ 1.36 ___________________________ (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interests. 6 | FCPT | Q4 2019

NET ASSET VALUE COMPONENTS



Olive Garden
chili's
KFC

Real Estate Portfolio as of 12/31/2019	Purchase Price ($000s)	# of Properties	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	Tenant EBITDAR Coverage[1]	Lease Term Remaining (Yrs)[2]	Annual Cash Base Rent ($000s)[3]	% Total Cash Base Rent[3]
Olive Garden	-	304	2,593	29	5.4x	10.7	74,171	53.2%
LongHorn Steakhouse	-	109	608	34	4.6x	9.6	20,471	14.7%
Other Brands - Non-Darden	-	273	1,313	31	3.1x	12.9	40,606	29.1%
Other Brands - Darden	-	13	120	35	3.9x	8.9	4,167	3.0%
Total Owned Portfolio	-	699	4,633	30	4.7x	11.1	139,415	100.0%
Q4'19 Transaction Activity[4]								
Properties acquired	118,464	49	278	27	N/A	9.6	7,455	5.3%
Land acquisition of Kerrow operated restaurant [5]	2,107	1	-	-	-	-	-	-
No sales in Q4 2019								

Tangible Assets	Book Value ($000s)
Cash, cash equivalents, and restricted cash	$ 5,083
Other tangible assets	6,185
Total Tangible Assets	$ 11,268

Debt	Face Value ($000s)
Term loan	$ 400,000
June 2024 note	50,000
December 2026 note	50,000
June 2027 note	75,000
December 2028 note	50,000
Revolving credit facility	52,000
Total Debt	$ 677,000

Tangible Liabilities	Book Value ($000s)
Dividends payable	$ 21,325
Rent received in advance, accrued interest, and other accrued expenses	16,791
Total Tangible Liabilities	$ 38,116

Shares Outstanding	
Common stock (shares outstanding as of 12/31/2019)	70,020,660
Operating partnership units (OP units outstanding as of 12/31/2019)	289,392
Total Common Stock and OP Units Outstanding	70,310,052

(1) See glossary on page 16 for tenant EBITDAR and EBITDAR coverage definitions; 90% of portfolio ABR included in calculations based on portfolio reporting obligations.
(2) Lease term weighted by annual cash base rent (ABR) as defined in glossary.
(3) Current scheduled minimum contractual rent as of 12/31/2019.
(4) FCPT acquired 49 properties and leasehold interests in Q4 2019; FCPT had no dispositions in the quarter.
(5) FCPT purchased the land of a Kerrow operated Longhorn Steakhouse that previously had a third-party lease.

7 | FCPT | Q4 2019

FCPT

CAPITALIZATION & KEY CREDIT METRICS % of Market Q4 2019 Capitalization ($000s, except shares and per share data) Capitalization Equity: Share price (12/31/2019) $ 28.19 Shares and OP units outstanding (12/31/2019) 70,310,052 Equity Value $ 1,982,040 74.5% Debt: Term loan $ 400,000 15.0% Revolving credit facility 52,000 2.0% Unsecured notes 225,000 8.5% Total Debt $ 677,000 25.5% Total Market Capitalization $ 2,659,040 100.0% Less: cash (5,083) Implied Enterprise Value $ 2,653,957 Dividend Data (fully diluted) Q4 2019 2019 Common dividend per share $0.3050 $1.1675 AFFO per share $0.36 $1.39 AFFO payout ratio 84.7% 84.0% (1) (2) Credit Metrics Net Debt Adjusted EBITDAre Ratio Net debt to Adjusted EBITDAre $ 671,917 $ 129,592 5.2x ___________________________ (1) Principal debt amount less cash and cash equivalents. (2) Current quarter annualized. See glossary on page 16 for definitions of EBITDAre and Adjusted EBITDAre and page 17 for reconciliation to net income. 8 | FCPT | Q4 2019

DEBT SUMMARY


Olive Garden
chili's
KFC

Debt Type	Maturity Date		Balance as of December 31, 2019 ($000s)	% of Debt	Cash Interest Rate as of December 31, 2019[4]	Weighted Average Maturity (Yrs.)
Credit Facility[1]						
Revolving facility	Nov-21	$	52,000	7.7%	3.36%	1.9
Term loan	Nov-22		150,000	22.2%	3.06%	2.9
Term loan	Nov-23		150,000	22.2%	2.96%	3.9
Term loan	Mar-24		100,000	14.8%	2.96%	4.2
	Principal Amount	$	452,000			
Unsecured Notes[2]						
June 2017	Jun-24	$	50,000	7.4%	4.68%	4.4
June 2017	Jun-27		75,000	11.1%	4.93%	7.4
December 2018	Dec-26		50,000	7.4%	4.63%	7.0
December 2018	Dec-28		50,000	7.4%	4.76%	9.0
	Principal Amount	$	225,000			
Mortgages Payable[3]						
None			-	-	-	-
Total/Weighted Average		$	677,000	100.0%	3.61%	4.6
Unamortized Deferred Financing Costs						
Credit facility		$	(4,988)			
Unsecured notes			(2,072)			
Debt Carrying Value (GAAP)		$	669,940			
Fixed rate		$	525,000	77.5%		
Variable rate		$	152,000	22.5%		
Credit Rating (Fitch): BBB-						

(1) Borrowings under the term loan accrue interest at an average rate of LIBOR plus 1.29%. FCPT has entered into interest rate swaps that fix 75% of the term loan's rate exposure through November 2022, 63% through November 2023, and 38% through March 2024. The all-in cash interest rate on the 75% of the term loan that is fixed is approximately 3.0%, 3.4%, and 3.4% for 2020, 2021, and 2022, respectively. A LIBOR rate of 1.76% as of 12/31/2019 is used for the 25% of term loans that are not hedged.
(2) These notes are senior unsecured fixed rate obligations of the Company.
(3) As of 12/31/2019, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.
(4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes.

9 | FCPT | Q4 2019

FCPT

FCPT DEBT MATURITY SCHEDULE Current Debt Maturity Schedule Staggered 4.6-year weighted (1) average term for notes/bonds Undrawn Revolver Capacity 78% fixed rate debt Drawn Revolver 3.6% weighted average cash interest rate Unsecured Term Loan $198 million available on revolver Unsecured Notes $250 $150 $150 $150 $100 $75 $50 $50 52 $50 $0 2020 2021 2022 2023 2024 2025 2026 2027 2028 % of Total Debt 0% 8% 22% 22% 22% 0% 7% 11% 7% Outstanding ___________________ Figures as of 12/31/2019. (1) The revolving credit facility expires on November 9, 2021 subject to FCPT’s availability to extend the term for two additional six-month periods to November 9, 2022. 10 | FCPT | Q4 2019

DEBT COVENANTS As of December 31, 2019 The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants. Covenants Requirement Q4 2019 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 32.8% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 5.4x Limitation on unencumbered leverage ≤ 60% 32.5% Unencumbered interest coverage ratio ≥ 1.75x 6.0x 11 | FCPT | Q4 2019

PROPERTY LOCATIONS BY BRAND Lease Count: (1) (51) 702 Leases (1) 58 Brands ___________________________ Figures as of 12/31/2019 (1) FCPT owns 699 properties as of 12/31/2019 with 702 leases. 12 | FCPT | Q4 2019

BRAND DIVERSIFICATION FCPT Portfolio Brands FCPT total ABR(1): Square Feet % of $139.4 million (1) Rank Brand Name Number (000s) ABR 1 Olive Garden 304 2,593 53.2% 2 Longhorn Steakhouse 109 608 14.7% 3 Chili's 61 336 9.0% 15% 4 Red Lobster 21 155 3.4% 109 units 5 Burger King 22 70 2.2% 6 Buffalo Wild Wings 18 111 2.2% 7 Bahama Breeze 9 84 2.1% 8 Bob Evans 17 93 1.9% 9% 9 KFC 20 57 1.2% 61 units 10 Arby's 13 41 1.0% 53% 11 BJ's Restaurant 6 49 0.9% 12 Taco Bell 11 28 0.7% 304 units 3% 13 units Other Darden2 13 Seasons 52 2 18 0.5% 14 Outback Steakhouse 5 33 0.5% 15 McDonald's 5 23 0.5% Other Restaurants 16 McAlister's Deli 4 15 0.4% 19% 17 Wendy's 6 21 0.4% 202 units 18 Texas Roadhouse 5 36 0.3% 39 brands 19 Starbucks 5 11 0.3% 20 Chick-Fil-A 4 19 0.3% 21 Pizza Hut 6 15 0.3% 22 Steak 'N Shake 4 15 0.3% 23 Popeyes 4 12 0.3% 24 Eddie V's 1 9 0.2% Non-Restaurant Retail 25 Panera 3 17 0.2% 1% / 13 units / 12 brands 26-58 Other 37 152 2.8% (3) Total Lease Portfolio 702 4,619 100% ___________________ 1. Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 12/31/2019, as defined in glossary. 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants. 13 | FCPT | Q4 2019

GEOGRAPHIC DIVERSIFICATION


Olive Garden
chili's
KFC
BURGER KING


WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
VT
NH
ME
MA
CT
RI
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Leases												
TX	12.5%	72	IL	3.4%	32	CO	2.2%	20	AZ	11	1.7%	KS	1.0%	5
FL	10.8%	63	PA	3.0%	19	MD	2.2%	16	OK	10	1.7%	Other	7.7%	51
OH	6.9%	50	CA	2.8%	14	SC	2.1%	14	MN	9	1.6%			
GA	6.3%	43	NC	2.6%	18	NY	2.0%	13	NV	8	1.6%			
MI	4.3%	38	VA	2.4%	19	WI	2.0%	18	LA	9	1.5%			
IN	4.0%	42	MS	2.4%	18	AL	1.7%	15	AR	8	1.2%			
TN	3.6%	28	IA	2.3%	22	KY	1.7%	11	WV	6	1.1%			

(1) Annual cash base rent (ABR) as defined in glossary.

14 | FCPT | Q4 2019

FCPT

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Base Rent1) 16.1% 99.7% occupied2 as of 12/31/2019 14.1% 13.1% 11.3% 11.4% Weighted average lease term of 10.6% 11.1 years 7.5% Less than 5.1% of rental income matures prior to 2027 3.0% 3.3% 2.5% 1.0% 0.9% 1.0% 0.9% 1.0% 0.5% 0.7% 0.7% 0.2% 0.2% 0.1% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 ___________________ Note: Excludes renewal options. All data as of 12/31/2019. 1. Annual cash base rent (ABR) as defined in glossary. 2. Occupancy based on portfolio square footage. 15 | FCPT | Q4 2019

GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden
chili's
KFC

Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

ABR refers to annual cash base rent as of 12/31/2019 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 90% of our ABR. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with the acquisition of real estate investments
2. Stock-based compensation expense
3. Amortization of deferred financing costs
4. Other non-cash interest expense
5. Non-real estate depreciation
6. Merger, restructuring and other related costs
7. Impairment charges on non-real estate assets
8. Amortization of capitalized leasing costs
9. Straight-line rent revenue adjustment
10. Amortization of above and below market leases
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

Properties refers to properties available for lease.

16 | FCPT | Q4 2019

FCPT

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE ($000s, except shares and per share data) Three Months Ended December 31, Year Ended December 31, Unaudited 2019 2018 2019 2018 Net Income $ 18,993 $ 21,331 $ 72,939 $ 82,929 Adjustments: Interest expense 6,547 5,293 26,516 19,959 Income tax expense 67 74 265 262 Depreciation and amortization 6,780 7,571 26,312 23,884 EBITDA(1) 32,387 34,269 126,032 127,034 Adjustments: Gain on dispositions and exchange of real estate - (4,392) - (15,271) Provision for impairment of real estate - 1,530 - 1,530 EBITDAre (1) 32,387 31,407 126,032 113,293 Adjustments: Real estate transaction costs 11 - 85 - Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 32,398 31,407 126,117 113,293 Annualized Adjusted EBITDAre $ 129,592 $ 125,628 $ 126,117 $ 113,293 ___________________________ (1) See glossary on page 16 for non-GAAP definitions. 17 | FCPT | Q4 2019

FOUR CORNERS PROPERTY TRUST NYSE: FCPT SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | Q4 2019 www.fcpt.com 18 | FCPT | Q4 2019